World Air Holdings, Inc. Randy Martinez - CEO June 22, 2005 The New York Society of Security Analysts

World Air Holdings, Inc. ("World" or the "Company") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. As such, this document and any discussion thereof may include forward looking statements that are subject to risks and uncertainties including, but not limited to, the impact of competition in the market for air transportation services, the cyclical nature of the airline business, reliance on key marketing relationships, fluctuations in operating results and other risks detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. These various risks and uncertainties may cause the Company's actual results to differ materially from those expressed in any of the forward looking statements made by, or on behalf of, the Company. Additional information concerning factors that could cause actual results to vary from those in the forward looking statements is contained in the Company's Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005 Safe Harbor Statement

Today's Discussion Topics Introduction: World Air Holdings, Inc. Investor Highlights World Airways and North American Financial Results The Future

World Air Holdings, Inc. World and North American operate as separate entities under existing brands

Today's Discussion Topics Introduction: World Air Holdings, Inc. Investor Highlights World Airways and North American Financial Results The Future

Investor Highlights Three consecutive years of profitability 2004 revenues over $500 million Operating income in 2004 grew 42% Net earnings increased 67% in 2004 Significant turnaround since 2001

Investor Highlights $40.5 million debentures converted to equity $30 million government loan facility in place Unrestricted cash of $50 million at year end Dramatic balance sheet improvement

Investor Highlights Four new commercial customers in 2004 EVA contract is largest in company history All MD-11F (5) sold into 2007 Purchased North American Airlines in 2005 Successful revenue diversification

Investor Highlights North American purchased for $35 million cash Generated $213 million in revenues in 2004 Consistently profitable and no long-term debt Expands commercial passenger products

Today's Discussion Topics Introduction: World Air Holdings, Inc. Investor Highlights World Airways and North American Financial Results The Future

World Airways, Inc. 57 years of continuous service Worldwide passenger and cargo charter airline Fleet of 17 wide-body aircraft 2 DC-10-30F and 5 MD-11F 1 DC-10-30P and 9 MD-11P 1,400+ employees worldwide Largest commercial mover of U.S. military passengers

World's Products ACMI Passenger Customer leases passenger aircraft. World provides aircraft (A), crew (C), maintenance (M) and insurance (I). ACMI Cargo Customer leases cargo aircraft on ACMI basis. Full Service Passenger Customer leases passenger aircraft. In addition to ACMI, World provides ground handling, fuel and other flight-related expenses. AMC passenger included in this sector. Full Service Cargo Customer leases cargo aircraft. In addition to ACMI, World provides ground handling, fuel and other flight-related expenses. AMC cargo included in this sector.

Primary Customers Customer Service Schedule Air Mobility Command (AMC) Full Service Passenger/Cargo MD-11/DC-10 Two scheduled (fixed) passenger segments (Pacific, Mediterranean) Extensive expansion flying worldwide Sonair ACMI Passenger 1 MD-11ER Houston-Luanda, Angola 3 times/week EVA ACMI Cargo 3 MD-11F Taipei-Los Angeles 3 times/week Taipei-Atlanta 7 times/week Air Canada ACMI Cargo 2 MD-11F Toronto-Shanghai 5 times/week Toronto-Mexico City 2 times/week Toronto-Los Angeles 1 time/week Menlo ACMI Cargo 2 DC-10F Dayton-Brussels 5 times/week Dayton-Los Angeles 5 times/week

Revenue Mix Military ("AMC") Passenger (77%) Full service passenger operation Commercial Cargo (13%) Includes both full service and ACMI operations for commercial markets Commercial Passenger (9%) Includes both full service and ACMI operations for commercial markets AMC Cargo (1%) Full service cargo operation Distribution of 2004 Revenue

North American Airlines, Inc. Privately-owned airline founded in 1989 5 757-200ERs and 3 767-300ERs (all passenger) Both aircraft types ETOPS and DOD qualified Serves charter, scheduled and military customers Consistently profitable Lower cost operator than World Airways 600+ employees worldwide

Financial Overview 2004 revenues of $213 million Military represent 42% of total revenues Net profit produced in 2004 All aircraft leased on operating basis Company has no debt

Revenue Mix Military ("AMC") Passenger (43%) Full service passenger operation Charter Passenger (40%) SunTrips, Hawaii Vacations, GWV Scheduled Passenger (17%) Four Hawaiian cities from Oakland JFK to Georgetown, Guyana Distribution of 2004 Revenue

Value of Acquisition Turn-key ETOPS/DOD qualified operation Revenue and cost synergies Savings vs. "building it" Supports diversification strategy Establishes lower-cost product Provides platform for new-type of cargo aircraft Strengthens AMC team in long term Accretive to "stand-alone" World Airways

Today's Discussion Topics Introduction: World Air Holdings, Inc. Investor Highlights World Airways and North American Financial Results The Future

Financial Performance (World Airways - 2004 vs. 2003) 2004 2003 % Chg Operating Revenue $503.9 $474.9 6.1% Operating Income $40.3 $28.4 41.9% Net Income after Tax $25.6 $15.3 67.3% Free Cash Flow $49.6 $32.2 54.0% EBITDA $43.9 $33.7 30.3% EBITDAR $118.5 $111.6 6.2% Block Hours 47,759 44,072 8.4% ($mil) Improvement with all metrics!

Balance Sheet Comparison (World Airways - 2004 vs. 2003) 2004 2003 Chg Unrestricted Cash $50.0 $30.5 +$19.5 Working Capital $30.8 $6.8 +$24.0 Current Ratio 1.3 to 1 1.1 to 1 +.2 to 1 Long-term Debt $43.9 $58.5 -$14.6 Shareholder Equity $30.4 ($8.0) +$38.4 Share Outstanding 13,095 11,224 +1,871 Fully Diluted Shares 24,591 17,783 +6,808 ($mil) Balance sheet is much stronger!

Financial Performance (World Air Holdings - March Qtr. 2005 vs. March Qtr.2004) 2005 2004 % Chg Operating Revenue $159.5 $129.6 23.1% Operating Expense $142.4 $115.9 22.9% Operating Income $17.2 $13.6 26.5% Net Income after Tax $9.9 $7.9 25.3% EBITDA $17.4 $14.1 23.4% EBITDAR $38.1 $34.0 12.1% Block Hours 13,116 11,328 15.8% ($mil) Improvement continues!

Balance Sheet Comparison (World Air Holdings - March 2005 vs. December 2004) March 2005 Dec 2004 Chg Unrestricted Cash $76.2 $50.0 +$26.2 Working Capital $42.9 $30.8 +$12.1 Current Ratio 1.4 to 1 1.3 to 1 .1 to 1 Long-term Debt $24.0 $43.9 -$19.9 Shareholder Equity $62.9 $30.4 +$32.5 Shares Outstanding 19,024 13,095 +5,929 Fully Diluted Shares 26,786 24,591 +2,195 ($mil) Balance Sheet continues to strengthen

Net Income and Margin Increasing ($mil) *Excludes impact of accounting change (+$22.7 mil) ** 12 months ended 3/31/05 Net Income in 2004 improved $52 million from 2001 Net Margin -4.1% -1.2% -8.2% +.5% +3.2% -2.9% +5.1% +5.2%

Stockholder Equity is Now Positive ($mil) Stockholders equity increased over $90 million from 2001 * As of 3/31/05

We are Making Excellent Progress! Significant turnaround since 2001 Dramatic balance sheet improvement Successful revenue diversification Acquired North American And our efforts have been noticed!!

....Ranks World Air Holdings 12th "Hot Growth Company" One Little-Known Airline is Raking in Profits by Providing Transport for the Pentagon by Providing Transport for the Pentagon by Providing Transport for the Pentagon Vietnam War Orphans Leave for Visit to Home Country 30 years After 'Operation Babylift' World Air Holdings Ranked 7th Among Georgia's Top 100 Public Companies

Stock Price Increasing Price/Share Market capitalization has increased by a factor of 28 since January 2003

Today's Discussion Topics Introduction: World Air Holdings, Inc. Investor Highlights World Airways and North American Financial Results The Future

Second Quarter 2005 Guidance* Operating Revenues: $135 - $145 million Military Revenues: $100 - $110 million Operating Income: $7 - 9 million * Excludes North American; guidance given 5/5/05 in Q1 press release and during conference call

The Future Expected high level of AMC business Continued emphasis on commercial revenue diversification Broader product offering for additional market opportunities On-going analysis for future aircraft types Focus on continuing balance sheet improvements Two independent but profitable airlines

Questions